Exhibit 10-r

                              1996 STOCK AND INCENTIVE PLAN

                                              Plan Effective:  January 1, 1996
                                      As amended through:   September 29, 2000

8.6   Form and Timing of Payment of Performance Units
       and Performance Shares.........................................18
8.7   Termination of Employment Due to Death, Disability,

                           SBC Communications Inc.
                        1996 Stock and Incentive Plan

Article 1   Establishment and Purpose.

   1.1      Establishment of the Plan.  SBC Communications Inc., a Delaware
            corporation (the "Company" or "SBC"), hereby establishes an incentive compensation plan (the "Plan"), as set forth in this document.

   1.2      Purpose of the Plan.  The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company's shareowners, and by providing Participants with an incentive for outstanding performance.

                The Plan is further intended to attract and retain the
            services of Participants upon whose judgment, interest, and special efforts the successful operation of SBC and its
            subsidiaries is dependent.

   1.3      Effective Date of the Plan.  The Plan shall become effective on
            January 1, 1996; however, grants may be made before that time subject to becoming effective on or after that date.  During the first year this Plan is effective, Awards shall be issued only to the extent the potential payout of Shares shall not exceed 10% of the Shares approved for issuance under this Plan.

Article 2   Definitions.

                Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

               (a)   "Award" means, individually or collectively, a grant
                      under this Plan of Nonqualified Stock Options,
                      Incentive Stock Options, Restricted Stock, Performance
                      Units, or Performance Shares.

               (b)   "Award Agreement" means an agreement which may be
                      entered into by each Participant and the Company,
                      setting forth the terms and provisions applicable to
                      Awards granted to Participants under this Plan.

               (c)   "Board" or "Board of Directors" means the SBC Board of
                      Directors.

               (d)   "Cause" shall mean willful and gross misconduct on the
                      part of an Employee that is materially and demonstrably
                      detrimental to the Company or any Subsidiary as
                      determined by the Committee in its sole discretion.

               (e)   "Change in Control" shall be deemed to have occurred if
                      (i) any "person" (as such term is used in Sections
                      13(d) and 14(d) of the Exchange Act), other than a
                      trustee or other fiduciary holding securities under an
                      employee benefit plan of the Company or a corporation
                      owned directly or indirectly by the shareowners of the
                      Company in substantially the same proportions as their
                      ownership of stock of the Company, is or becomes the
                      "beneficial owner" (as defined in Rule 13d-3 under said
                      Act), directly or indirectly, of securities of the
                      Company representing twenty percent (20%) or more of
                      the total voting power represented by the Company's
                      then outstanding voting securities, or (ii) during any
                      period of two (2) consecutive years, individuals who at
                      the beginning of such period constitute the Board of
                      Directors of the Company and any new Director whose
                      election by the Board of Directors or nomination for
                      election by the Company's shareowners was approved by a
                      vote of at least two-thirds (2/3) of the Directors then
                      still in office who either were Directors at the
                      beginning of the period or whose election or nomination
                      for election was previously so approved, cease for any
                      reason to constitute a majority thereof, or (iii) the
                      shareowners of the Company approve a merger or
                      consolidation of the Company with any other
                      corporation, other than a merger or consolidation which
                      would result in the voting securities of the Company
                      outstanding immediately prior thereto continuing to
                      represent (either by remaining outstanding or by being
                      converted into voting securities of the surviving
                      entity) at least eighty percent (80%) of the total
                      voting power represented by the voting securities of
                      the Company or such surviving entity outstanding
                      immediately after such merger or consolidation, or the
                      shareowners of the Company approve a plan of complete
                      liquidation of the Company or an agreement for the sale
                      or disposition by the Company of all or substantially
                      all the Company's assets.

               (f)   "Code" means the Internal Revenue Code of 1986, as
                      amended from time to time.

               (g)   "Committee" means the committee or committees, as
                      specified in Article 3, appointed by the Board to
                      administer the Plan with respect to grants of Awards.

               (h)   "Director" means any individual who is a member of the
                      SBC Board of Directors.

               (i)   "Disability" shall mean the Participant's inability to
                      perform the Participant's normal Employment functions
                      due to any medically determinable physical or mental
                      disability, which can last or has lasted 12 months or
                      is expected to result in death.

               (j)   "Employee" means any management employee of the Company
                      or of one of the Company's Subsidiaries.  "Employment"
                      means the employment of an Employee by the Company or
                      one of its Subsidiaries.  Directors who are not
                      otherwise employed by the Company shall not be
                      considered Employees under this Plan.

               (k)   "Exchange Act" means the Securities Exchange Act of
                      1934, as amended from time to time, or any successor
                      Act thereto.

               (l)   "Exercise Price" means the price at which a Share may be
                      purchased by a Participant pursuant to an Option, as
                      determined by the Committee.

               (m)   "Fair Market Value" shall mean the closing price on the New
                      York Stock Exchange ("NYSE") for Shares on the relevant
                      date, or if such date was not a trading day, the next
                      preceding trading date, all as determined by the Company.
                      A trading day is any day that the Shares are traded on
                      the NYSE.  In lieu of the foregoing, the Committee may
                      select any other index or measurement to determine the
                      Fair Market Value of Shares under the Plan.

               (n)   "Incentive Stock Option" or "ISO" means an option to
                      purchase Shares from SBC, granted under this Plan,
                      which is designated as an Incentive Stock Option and is
                      intended to meet the requirements of Section 422 of the
                      Code.

               (o)   "Insider" shall mean an Employee who is, on the
                      relevant date, an officer, director, or ten percent
                      (10%) beneficial owner of the Company, as those terms
                      are defined under Section 16 of the Exchange Act.

               (p)   "Key Executive Officer Short Term Award" means a
                      Performance Unit expressed in dollars.

               (q)   "Nonqualified Stock Option" or "NQSO" means the option to
                      purchase Shares from SBC, granted under this Plan, which
                      is not intended to be an Incentive Stock Option.

               (r)   "Option" or "Stock Option" shall mean an Incentive
                      Stock Option or a Nonqualified Stock Option, and shall
                      include a Restoration Option.

               (s)   "Participant" means a person who holds an outstanding
                      Award granted under the Plan.

               (t)   "Performance Unit" and "Performance Share" shall each
                      mean an Award granted to an Employee pursuant to
                      Article 8 herein.

               (u)   "Plan" means this 1996 Stock and Incentive Plan.  The
                      Plan may also be referred to as the "SBC 1996 Stock and
                      Incentive Plan" or as the "SBC Communications Inc. 1996
                      Stock and Incentive Plan."

               (v)   "Restricted Stock" means an Award of Stock granted to
                      an Employee pursuant to Article 7 herein.

               (w)   "Restriction Period" means the period during which
                      Shares of Restricted Stock are subject to restrictions
                      or conditions under Article 7.

               (x)   "Retirement" or to "Retire" shall mean the termination
                      of a Participant's employment with the Company or one
                      of its Subsidiaries, for any reason other than death,
                      Disability or for Cause, on or after the earlier of the
                      following dates, or as otherwise provided by the
                      Committee: (1) the date the Participant would be
                      eligible to retire with an immediate pension under the
                      rules of the SBC Supplemental Retirement Income Plan,
                      whether or not actually a participant in such plan; or
                      (2) the date the Participant has attained one of the
                      following combinations of age and service at
                      termination of employment on or after April 1, 1997,
                      except as otherwise indicated below:

                             Net Credited Service        Age
                              10 Years of more         65 or older
                              20 years or more         55 or older
                              25 years or more         50 or older
                              30 years or more         Any age

                      With respect to a Participant who is granted an EMP
                      Service Pension under and pursuant to the provisions of
                      the SBC Pension Benefit Plan - Nonbargained Program
                      upon termination of employment, the terms "Retirement"
                      or to "Retire" shall include such Participant's
                      termination of employment.

                      Termination Under EPR.  In determining whether an
                      Eligible Employee's termination of employment under the
                      Enhanced Pension and Retirement Program ("EPR") is a
                      Retirement for purposes of this Plan, five years shall
                      be added to each of age and net credited service
                      ("NCS").  If with such additional age and years of
                      service, (1) an Eligible Employee upon such termination
                      of employment under EPR is Retirement Eligible
                      according to the SBC Supplemental Retirement Income
                      Plan ("SRIP") or (2) the Eligible Employee upon such
                      termination of employment under EPR has attained one of
                      the following combinations of age and service,

                      Actual NCS + 5 Years       Actual Age + 5 Years

                        10 years or more              65 or older
                        20 years or more              55 or older
                        25 years or more              50 or older
                        30 years or more              Any age

                      then such termination of employment shall be a
                      Retirement for all purposes under this Plan and the
                      Eligible Employee shall be entitled to the treatment
                      under this Plan afforded in the case of a termination
                      of employment which is a Retirement.

               (y)    "Rotational Work Assignment Company ("RWAC") shall mean
                      any entity with which SBC Communications Inc. or any of
                      its Subsidiaries may enter into an agreement to provide
                      an employee for a rotational work assignment.

               (z)    "Shares" or "Stock" means the shares of common stock of
                      the Company.

               (aa)   "Subsidiary" shall mean any corporation in which the
                      Company owns directly, or indirectly through
                      subsidiaries, more than fifty percent (50%) of the total
                      combined voting power of all classes of Stock, or any
                      other entity (including, but not limited to,
                      partnerships and joint ventures) in which the Company
                      owns more than fifty percent (50%) of the combined
                      equity thereof.

               (bb)  "Window Period" means the period beginning on the third business day following the date of public release of the
                      Company's quarterly sales and earnings information, and
                      ending on the twelfth business day following such date.

Article 3   Administration.

   3.1      The Committee.  Administration of the Plan shall be bifurcated as follows:

                (a)   With respect to Insiders, the Plan and all Awards
                      hereunder shall be administered only by the Human
                      Resources Committee of the Board or such other
                      Committee as may be appointed by the Board for this
                      purpose (the "Disinterested Committee"), where each
                      Director on such Disinterested Committee is a
                      "Disinterested Person" (or any successor designation
                      for determining who may administer plans, transactions
                      or awards exempt under Section 16(b) of the Exchange
                      Act), as that term is used in Rule 16b-3 under the
                      Exchange Act, as that rule may be modified from time to
                      time.

                (b)   The Disinterested Committee and such other Committee as
                      the Board may create, if any, specifically to
                      administer the Plan with respect to non-Insiders (the
                      "Non-Insider Committee") shall each have full authority
                      to administer the Plan and all Awards hereunder with
                      respect to all persons who are not Insiders, except as
                      otherwise provided herein or by the Board.  Either
                      Committee may be replaced by the Board at any time.

   3.2      Authority of the Committee.  The Committee shall have full power except as limited by law and subject to the provisions herein, to select the recipients of Awards, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the
            Plan; to establish, amend, or waive rules and regulations for the
            Plan's administration; and (subject to the provisions of Article
            13 herein) to amend the terms and conditions of any outstanding
            Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

                No Award other than Restoration Options may be made under the
            Plan after December 31, 2010.

                All determinations and decisions made by the Committee
            pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders,
            Employees, Participants, and their estates and beneficiaries.

                Subject to the terms of this Plan, the Committee is
            authorized, and shall not be limited in its discretion, to use any of the Performance Criteria specified herein in its
            determination of Awards under this Plan.

Article 4   Shares Subject to the Plan.

   4.1      Number of Shares.  Subject to adjustment as provided in Section
            4.3 herein, the number of Shares available for grant under the
            Plan shall not exceed 60 million Shares of Stock.  No more than
            10% of the Shares approved for issuance under this Plan may be
            Shares of Restricted Stock.  No more than 40% of the Shares approved for issuance under this Plan may be issued to
            Participants as a result of Performance Share or Restricted Stock
            Awards.  The Shares granted under this Plan may be either
            authorized but unissued or reacquired Shares.  The Disinterested
            Committee shall have full discretion to determine the manner in which Shares available for grant are counted in this Plan.

                Without limiting the discretion of the Committee under this section, unless otherwise provided by the Committee, the
            following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

                (a)   The grant of a Stock Option or a Restricted Stock Award
                      shall reduce the Shares available for grant under the
                      Plan by the number of Shares subject to such Award.
                      However, to the extent the Participant uses previously
                      owned Shares to pay the Exercise Price or any taxes, or
                      Shares are withheld to pay taxes, these Shares shall be
                      available for regrant under the Plan.

                (b)   With respect to Performance Shares, the number of
                      Performance Shares granted under the Plan shall be
                      deducted from the number of Shares available for grant
                      under the Plan. The number of Performance Shares which
                      cannot be, or are not, converted into Shares and
                      distributed (including deferrals) to the Participant
                      (after any applicable tax withholding) following the
                      end of the Performance Period shall increase the number
                      of Shares available for regrant under the Plan by an
                      equal amount.

                (c)   With respect to Performance Units representing a fixed
                      dollar amount that may only be settled in cash, the
                      Performance Units Award shall not affect the number of
                      Shares available under the Plan.

   4.2      Lapsed Awards.  If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, Shares subject to such Award shall be again available for the grant of an Award under the Plan.

   4.3      Adjustments in Authorized Plan Shares.  In the event of any merger, reorganization, consolidation, recapitalization,
            separation, liquidation, Stock dividend, split-up, Share
            combination, or other change in the corporate structure of the
            Company affecting the Shares, an adjustment shall be made in the number and class of Shares which may be delivered under the Plan
            (including individual limits), and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares constituting
            outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

Article 5   Eligibility and Participation.

   5.1      Eligibility.  All management Employees are eligible to
            participate in this Plan.

   5.2      Actual Participation.  Subject to the provisions of the Plan, the
            Committee may, from time to time, select from all eligible
            Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.  No Employee is entitled to receive an Award unless selected by the Committee.

Article 6   Stock Options.

   6.1      Grant of Options.  Subject to the terms and provisions of the
            Plan, Options may be granted to Employees at any time and from time to time, and under such terms and conditions, as shall be determined by the Committee.  The Committee shall have discretion in determining the number of Shares subject to Options granted to each Employee; provided, however, that the maximum number of
            Shares subject to Options which may be granted to any single
            Employee during any calendar year shall not exceed 2% of the
            Shares approved for issuance under this Plan.  The Committee may grant ISOs, NQSOs, or a combination thereof; provided, however, that no ISO may be issued after January 1, 2006.  The Committee may authorize the automatic grant of additional Options
            ("Restoration Options") when a Participant exercises already outstanding Options, or options granted under a prior option plan of the Company, on such terms and conditions as it shall
            determine.  Unless otherwise provided by the Committee, the number of Restoration Options granted to a Participant with respect to the exercise of an option (including an Option under this Plan) shall not exceed the number of Shares delivered by the
            Participant in payment of the Exercise Price of such option, and/or in payment of any tax withholding resulting from such exercise, and any Shares which are withheld to satisfy
            withholding tax liability arising out of such exercise.  A
            Restoration Option shall have an Exercise Price of not less than
            100% of the per Share Fair Market Value on the date of grant of such Restoration Option, and shall be subject to all the terms and conditions of the original grant, including the expiration date, and such other terms and conditions as the Committee in its sole discretion shall determine.

   6.2      Form of Issuance.  Each Option grant may be issued in the form of an Award Agreement and/or may be recorded on the books and records of the Company for the account of the Participant. If an
            Option is not issued in the form of an Award Agreement, then the
            Option shall be deemed granted as determined by the Committee.
            The terms and conditions of an Option shall be set forth in the
            Award Agreement, in the notice of the issuance of the grant, or in such other documents as the Committee shall determine.  Such terms and conditions shall include the Exercise Price, the duration of the Option, the number of Shares to which an Option pertains (unless otherwise provided by the Committee, each Option may be exercised to purchase one Share), and such other
            provisions as the Committee shall determine, including, but not limited to whether the Option is intended to be an ISO or a NQSO.

   6.3      Exercise Price.  Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option Awarded under this Plan shall be equal to one hundred percent (100%) of the
            Fair Market Value of a Share on the date the Option is granted.

   6.4      Duration of Options.  Each Option shall expire at such time as the Committee shall determine at the time of grant (which
            duration may be extended by the Committee); provided, however, that no Option shall be exercisable later than the tenth (10th)
            anniversary date of its grant.

   6.5      Vesting of Options.  Options shall vest at such times and under such terms and conditions as determined by the Committee;
            provided, however, unless a later vesting period is provided by the Committee at or before the grant of an Option, one-third of the Options will vest on each of the first three anniversaries of the grant; if one Option remains after equally dividing the grant by three, it will vest on the first anniversary of the grant, if two Options remain, then one will vest on each of the first two anniversaries.  The Committee shall have the right to accelerate the vesting of any Option; however, the Chairman of the Board or the Senior Vice President-Human Resources, or their respective successors, or such other persons designated by the Committee, shall have the authority to accelerate the vesting of Options for any Participant who is not an Insider.

   6.6      Exercise of Options.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

                Options shall be exercised by providing notice to the
            designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price.  When Options have been
            transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option.  No Option may be exercised with respect to a fraction of a Share.

   6.7      Payment.  The Exercise Price shall be paid in full at the time of exercise.  No Shares shall be issued or transferred until full payment has been received therefor.

                Payment may be made:

                (a)   in cash, or

                (b)   unless otherwise provided by the Committee at any time,
                      and subject to such additional terms and conditions
                      and/or modifications as the Committee or the Company
                      may impose from time to time, and further subject to
                      suspension or termination of this provision by the
                      Committee or Company at any time, by:

                      (i)  delivery of Shares of Stock owned by the
                           Participant in partial (if in partial payment,
                           then together with cash) or full payment;
                           provided, however, as a condition to paying any
                           part of the Exercise Price in Stock, at the time
                           of exercise of the Option, the Participant must
                           establish to the satisfaction of the Company that
                           the Stock tendered to the Company must have been
                           held by the Participant for a minimum of six (6)
                           months preceding the tender; or

                      (ii) if the Company has designated a stockbroker to act
                           as the Company's agent to process Option
                           exercises, issuance of an exercise notice together
                           with instructions to such stockbroker irrevocably
                           instructing the stockbroker:  (A) to immediately
                           sell (which shall include an exercise notice that
                           becomes effective upon execution of a limit order)
                           a sufficient portion of the Shares to pay the
                           Exercise Price of the Options being exercised and
                           the required tax withholding, and (B) to deliver
                           on the settlement date the portion of the proceeds
                           of the sale equal to the Exercise Price and tax
                           withholding to the Company.  In the event the
                           stockbroker sells any Shares on behalf of a
                           Participant, the stockbroker shall be acting
                           solely as the agent of the Participant, and the
                           Company disclaims any responsibility for the
                           actions of the stockbroker in making any such
                           sales.  No Stock shall be issued until the
                           settlement date and until the proceeds (equal to
                           the Option Price and tax withholding) are paid to
                           the Company.

                If payment is made by the delivery of Shares of Stock, the value of the Shares delivered shall be equal to the Fair Market
            Value of the Shares on the day preceding the date of exercise of the Option.

                Restricted Stock may not be used to pay the Option Price.

   6.8      Termination of Employment.

                Unless otherwise provided by the Committee, the following
            limitations on exercise of Options shall apply upon termination of Employment:

                (a)   Termination by Death or Disability.  In the event the
                      Employment of a Participant shall terminate by reason
                      of death or Disability, all outstanding Options granted
                      to that Participant shall immediately vest as of the
                      date of termination of Employment and may be exercised,
                      if at all, no more than three (3) years from the date
                      of the termination of Employment, unless the Options,
                      by their terms, expire earlier.  However, in the event
                      the Participant was eligible to Retire at the time of
                      termination of Employment, notwithstanding the
                      foregoing, the Options may be exercised, if at all, no
                      more than five (5) years from the date of the
                      termination of Employment, unless the Options, by their
                      terms, expire earlier.

                (b)   Termination for Cause.  If the Employment of a
                      Participant shall be terminated by the Company for
                      Cause, all outstanding Options held by the Participant
                      shall immediately be forfeited to the Company and no
                      additional exercise period shall be allowed, regardless
                      of the vested status of the Options.

                (c)   Retirement or Other Termination of Employment.  If the
                      Employment of a Participant shall terminate for any
                      reason other than the reasons set forth in (a) or (b),
                      above, all outstanding Options which are vested as of
                      the effective date of termination of Employment may be
                      exercised, if at all, no more than five (5) years from
                      the date of termination of Employment if the
                      Participant is eligible to Retire, or one (1) year from
                      the date of the termination of Employment if the
                      Participant is not eligible to Retire, as the case may
                      be, unless in either case the Options, by their terms,
                      expire earlier.  In the event of the death of the
                      Participant after termination of Employment, this
                      paragraph (c) shall still apply and not paragraph (a),
                      above.

                (d)   Options not Vested at Termination.  Except as provided
                      in paragraph (a), above, all Options held by the
                      Participant which are not vested on or before the
                      effective date of termination of Employment shall
                      immediately be forfeited to the Company (and shall once
                      again become available for grant under the Plan).

                (e)   Notwithstanding the foregoing, the Committee may, in
                      its sole discretion, establish different terms and
                      conditions pertaining to the effect of termination of
                      Employment, but no such modification shall shorten the
                      terms of Options issued prior to such modification.

   6.9      Employee Transfers.  For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) or between the Company or a Subsidiary and a RWAC, to the extent the period of
            employment at a RWAC is equal to or less than five (5) years, shall not be deemed a termination of Employment.  Provided, however, for purposes of this Article 6, termination of
            employment with a RWAC without a concurrent transfer to the
            Company or any of its Subsidiaries shall be deemed a termination of Employment as that term is used herein.  Similarly,
            termination of an entity's status as a Subsidiary or as a RWAC shall be deemed a termination of Employment of any Participants employed by such Subsidiary or RWAC.

   6.10     Restrictions on Exercise and Transfer of Options.  Unless
            otherwise provided by the Committee:

                (a)   During the Participant's lifetime, the Participant's
                      Options shall be exercisable only by the Participant or
                      by the Participant's guardian or legal representative.
                      After the death of the Participant, except as otherwise
                      provided by SBC's Rules for Employee Beneficiary
                      Designations, an Option shall only be exercised by the
                      holder thereof (including, but not limited to, an
                      executor or administrator of a decedent's estate) or
                      his or her guardian or legal representative.

                (b)   No Option shall be transferable except: (i) in the case
                      of the Participant, only upon the Participant's death
                      and in accordance with the SBC Rules for Employee
                      Beneficiary Designations; and (ii) in the case of any
                      holder after the Participant's death, only by will or
                      by the laws of descent and distribution.

   6.11     Competition and Solicitation.  In the event a Participant directly or indirectly, engages in competitive activity, or has become associated with, employed by, controls, or renders service to any business that is engaged in competitive activity, with (i) the
            Company, (ii) any Subsidiary, or (iii) any business in which any of the foregoing have a substantial interest, or if the
            Participant attempts, directly or indirectly, to induce any employee of the Company or a Subsidiary to be employed or perform services elsewhere without the permission of the Company, then the Company may (i) cancel any Option granted to such
            Participant, whether or not vested, in whole or in part; and/or
            (ii) rescind any exercise of the Participant's Options that occurred on or after that date six months prior to engaging in such activity, in which case the Participant shall pay the
            Company the gain realized or received upon such exercise of
            Options.  "Has become associated with" shall include, among other things, beneficial ownership of 1/10 of 1% or more of a business engaged in competitive activity.  The determination of whether a
            Participant has engaged in any such activity and whether to cancel Options and/or rescind the exercise of Options may be made by the Committee, the Senior Executive Vice President of the
            Company in charge of Human Resources or such person's successor, or the delegate of or a committee appointed by any of the
            foregoing, and in each case such determination shall be final, conclusive and binding on all persons.

Article 7   Restricted Stock.

   7.1      Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts and upon such terms and conditions as the Committee shall determine.  In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the attainment of Performance Goals based on
            Performance Criteria in the same manner as provided in Section
            8.4, herein, with respect to Performance Shares.  No Employee may receive, in any calendar year, in the form of Restricted Stock more than one-third of 1% of the Shares approved for issuance under this Plan.

   7.2      Restricted Stock Agreement.  The Committee may require, as a condition to an Award, that a recipient of a Restricted Stock
            Award enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award.  In lieu of a
            Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the
            Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.

   7.3      Transferability.  Except as otherwise provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or
            hypothecated until the end of the applicable Restriction Period established by the Committee, which shall not be less than a period of three years.

   7.4      Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a
            stipulated purchase price for each Share of Restricted Stock and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted
            Stock to give appropriate notice of such restrictions.

                The Company shall also have the right to retain the
            certificates representing Shares of Restricted Stock in the
            Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

   7.5      Removal of Restrictions.  Except as otherwise provided in this
            Article 7, Shares of Restricted Stock covered by each Restricted
            Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Restriction Period and completion of all conditions to vesting, if any.  However, unless otherwise provided by the Committee, the Committee, in its sole discretion, shall have the right to immediately waive all or part of the restrictions and conditions with regard to all or part of the Shares held by any Participant at any time.

   7.6      Voting Rights, Dividends and Other Distributions.  During the
            Restriction Period, Participants holding Shares of Restricted
            Stock granted hereunder may exercise full voting rights and shall receive all regular cash dividends paid with respect to such
            Shares.  Except as provided in the following sentence, in the sole discretion of the Committee, other cash dividends and other distributions paid to Participants with respect to Shares of
            Restricted Stock may be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid.  If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same
            restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid.

   7.7      Termination of Employment Due to Death or Disability.  In the
            event the Employment of a Participant shall terminate by reason of death or Disability, all Restriction Periods and all
            restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the
            Restricted Stock shall immediately become fully vested as of the date of termination of Employment.

   7.8      Termination of Employment for Other Reasons.  If the Employment
            of a Participant shall terminate for any reason other than those specifically set forth in Section 7.7 herein, all Shares of
            Restricted Stock held by the Participant which are not vested as of the effective date of termination of Employment immediately shall be forfeited and returned to the Company.

   7.9      Employee Transfers.  For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) or between the Company or a Subsidiary and a RWAC, to the extent the period of
            employment at a RWAC is equal to or less than five (5) years, shall not be deemed a termination of Employment.  Provided, however, for purposes of this Article, termination of employment with a RWAC without a concurrent transfer to the Company or any of its Subsidiaries shall be deemed a termination of Employment as that term is used herein.  Similarly, termination of an entity's status as a Subsidiary or as a RWAC shall be deemed a termination of Employment of any Participants employed by such
            Subsidiary or RWAC.

   7.10     Other Grants.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may make grants of cash or other property to eligible Employees in such amounts and upon such terms and conditions as the Committee shall
            determine.  If the grant is in the form of stock or shares in a company other than SBC, the award shall be subject to tax
            withholding in accordance with Article 14, hereof, in the same manner as Stock.

Article 8   Performance Units and Performance Shares.

   8.1      Grants of Performance Units and Performance Shares.  Subject to
            the terms of the Plan, Performance Shares and Performance Units may be granted to eligible Employees at any time and from time to time, as determined by the Committee.  The Committee shall have complete discretion in determining the number of Performance
            Units and/or Performance Shares Awarded to each Participant.

   8.2      Value of Performance Shares and Units.

                (a)   A Performance Share is equivalent in value to a Share
                      of Stock.  In any calendar year, no individual may be
                      Awarded Performance Shares having a potential payout of
                      Shares of Stock exceeding two-thirds of 1% of the
                      Shares approved for issuance under this Plan.

                (b)   A Performance Unit shall be equal in value to a fixed
                      dollar amount determined by the Committee.  In any
                      calendar year, no individual may be Awarded Performance
                      Units having a potential payout equivalent exceeding
                      the Fair Market Value of two-thirds of 1% of the Shares
                      approved for issuance under this Plan.  The number of
                      Shares equivalent to the potential payout of a
                      Performance Unit shall be determined by dividing the
                      maximum cash payout of the Award by the Fair Market
                      Value per Share on the effective date of the grant.  In
                      the event the Committee denominates a Performance Unit
                      Award in dollars instead of Performance Units, the
                      Award may be referred to as a Key Executive Officer
                      Short Term Award.  In all other respects, the Key
                      Executive Officer Short Term Award will be treated in
                      the same manner as Performance Units under this Plan.

   8.3      Performance Period.  The Performance Period for Performance
            Shares and Performance Units is the period over which the
            Performance Goals are measured.  The Performance Period is set by the Committee for each Award; however, in no event shall an Award have a Performance Period of less than one year.

   8.4      Performance Goals.  For each Award of Performance Shares or
            Performance Units, the Committee shall establish performance objectives ("Performance Goals") for the Company, its
            Subsidiaries, and/or divisions of any of foregoing, based on the
            Performance Criteria and other factors set forth in (a) through
            (d), below.  Performance Goals shall include payout tables, formulas or other standards to be used in determining the extent to which the Performance Goals are met, and, if met, the number of Performance Shares and/or Performance Units which would be converted into Stock and/or cash (or the rate of such conversion)
            and distributed to Participants in accordance with Section 8.6.
            All Performance Shares and Performance Units which may not be converted under the Performance Goals or which are reduced by the
            Committee under Section 8.6 or which may not be converted for any other reason after the end of the Performance Period shall be canceled at the time they would otherwise be distributable.  When the Committee desires an Award to qualify under Section 162(m) of the Code, as amended, the Committee shall establish the
            Performance Goals for the respective Performance Shares and
            Performance Units prior to or within 90 days of the beginning of the service relating to such Performance Goal, and not later than after 25% of such period of service has elapsed.  For all other
            Awards, the Performance Goals must be established before the end of the respective Performance Period.

                (a)   The Performance Criteria which the Committee is
                      authorized to use, in its sole discretion, are any of
                      the following criteria or any combination thereof:

                      (1)  Financial performance of the Company (on a
                           consolidated basis), of one or more of its
                           Subsidiaries, and/or a division of any of the
                           foregoing.  Such financial performance may be
                           based on net income and/or Value Added (after-tax
                           cash operating profit less depreciation and less a
                           capital charge).

                      (2)  Service performance of the Company (on a
                           consolidated basis), of one or more of its
                           Subsidiaries, and/or of a division of any of the
                           foregoing.  Such service performance may be based
                           upon measured customer perceptions of service
                           quality.

                      (3)  The Company's  Stock price; return on
                           shareholders' equity; total shareholder return
                           (Stock price appreciation plus dividends, assuming
                           the reinvestment of dividends); and/or earnings
                           per share.

                      (4)  With respect to the Company (on a consolidated
                           basis), to one or more of its Subsidiaries, and/or
                           to a division of any of the foregoing:  sales;
                           costs; market share of a product or service;
                           return on net assets; return on assets; return on
                           capital; profit margin; and/or operating revenues,
                           expenses or earnings.

                (b)   If the performance of more than one Subsidiary is being
                      measured to determine the attainment of performance
                      goals, then a weighted average of the Subsidiaries'
                      results shall be used, as determined by the Committee,
                      including, but not limited to, basing such weighting
                      upon the revenues, assets or net income for each
                      Subsidiary for any year prior to the Performance Period
                      or by using budgets to weight such Subsidiaries.

                (c)   Except to the extent otherwise provided by the
                      Committee in full or in part, if any of the following
                      events occur during a Performance Period and would
                      directly affect the determination of whether or the
                      extent to which Performance Goals are met, they shall
                      be disregarded in any such computation:  changes in
                      accounting principles; extraordinary items; changes in
                      tax laws affecting net income and/or Value Added;
                      natural disasters, including floods, hurricanes, and
                      earthquakes; and intentionally inflicted damage to
                      property which directly or indirectly damages the
                      property of the Company or its Subsidiaries.  No such
                      adjustment shall be made to the extent such adjustment
                      would cause the Performance Shares or Performance Units
                      to fail to satisfy the performance based exemption of
                      Section 162(m) of the Code.

   8.5      Dividend Equivalents on Performance Shares.  Unless reduced or eliminated by the Committee, a cash payment in an amount equal to the dividend payable on one Share will be made to each
            Participant for each Performance Share which on the record date for the dividend had been awarded to the Participant and not converted, distributed (or deferred) or canceled.

   8.6      Form and Timing of Payment of Performance Units and Performance
            Shares.  As soon as practicable after the applicable Performance
            Period has ended and all other conditions (other than Committee actions) to conversion and distribution of a Performance Share and/or Performance Unit Award have been satisfied (or, if
            applicable, at such other time determined by the Committee at or before the establishment of the Performance Goals for such
            Performance Period), the Committee shall determine whether and the extent to which the Performance Goals were met for the applicable Performance Units and Performance Shares.  If
            Performance Goals have been met, then the number of Performance
            Units and Performance Shares to be converted into Stock and/or cash and distributed to the Participants shall be determined in accordance with the Performance Goals for such Awards, subject to any limits imposed by the Committee.  Unless the Participant has elected to defer all or part of his Performance Units or
            Performance Shares as provided in Article 10, herein, payment of
            Performance Units and Performance Shares shall be made in a single lump sum, as soon as reasonably administratively possible following the determination of the number of Shares or amount of cash to which the Participant is entitled.  Performance Units will be distributed to Participants in the form of cash.
            Performance Shares will be distributed to Participants in the form of 50% Stock and 50% Cash, or at the Participant's election,
            100% Stock or 100% Cash.  In the event the Participant is no longer an Employee at the time of the distribution, then the distribution shall be 100% in cash, provided the Participant may elect to take 50% or 100% in Stock.  At any time prior to the distribution of the Performance Shares and/or Performance Units
            (or if distribution has been deferred, then prior to the time the
            Awards would have been distributed), unless otherwise provided by the Committee, the Committee shall have the authority to reduce or eliminate the number of Performance Units or Performance
            Shares to be converted and distributed or to mandate the form in which the Award shall be paid (i.e., in cash, in Stock or both, in any proportions determined by the Committee).

                Unless otherwise provided by the Committee, any election to take a greater amount of cash or Stock with respect to
            Performance Shares must be made in the calendar year prior to the calendar year in which the Performance Shares are distributed (or if distribution has been deferred, then in the year prior to the year the Performance Shares would have been distributed absent such deferral).  In addition, if required in order to exempt the transaction from the provisions of Section 16(b) of the Exchange
            Act, any election by an Insider to take a greater amount in cash must be made during a Window Period and shall be subject to
            Committee approval.

                For the purpose of converting Performance Shares into cash and distributing the same to the holders thereof (or for
            determining the amount of cash to be deferred), the value of a
            Performance Share shall be the average of the Fair Market Values of Shares for the period of five (5) trading days ending on the valuation date.  The valuation date shall be the first business day of the second month in the year of distribution (or the year it would have been distributed were it not deferred).
            Performance Shares to be distributed in the form of Stock will be converted at the rate of one (1) Share of Stock per Performance
            Share.

   8.7      Termination of Employment Due to Death, Disability, or
            Retirement.  If the Employment of a Participant shall terminate by reason of death or Disability, the Participant shall receive a lump sum payout of all outstanding Performance Units and
            Performance Shares calculated as if all unfinished Performance
            Periods had ended with 100% of the Performance Goals achieved, payable in the year following the date of termination of
            Employment.  In the event of Retirement, the full Performance
            Units and Performance Shares shall be converted and distributed based on and subject to the achievement of the Performance Goals and in accordance with all other terms of the Award and this Plan.

   8.8      Termination of Employment for Other Reasons.  If the Employment
            of a Participant shall terminate for other than a reason set forth in Section 8.7 (and other than for Cause), the number of
            Performance Units and Performance Shares to be converted and distributed shall be converted and distributed based upon the achievement of the Performance Goals and in accordance with all other terms of the Award and the Plan; however, the Participant may receive no more than a prorated payout of all Performance
            Units and Performance Shares, based on the portions of the respective Performance Periods that have been completed.

   8.9      Termination of Employment for Cause.  In the event that a
            Participant's Employment shall be terminated by the Company for
            Cause, all Performance Units and Performance Shares shall be forfeited by the Participant to the Company.

   8.10     Nontransferability.  Performance Units and Performance Shares may
            not be sold, transferred, pledged, assigned, or otherwise
            alienated or hypothecated, other than in accordance with the SBC
            Rules for Employee Beneficiary Designations.

Article 9   Beneficiary Designation.  In the event of the death of a
            Participant, distributions or Awards under this Plan, other than
            Restricted Stock, shall pass in accordance with the SBC Rules for
            Employee Beneficiary Designations.

Article 10  Deferrals. Unless otherwise provided by the Committee, a
            Participant may, as permitted by the Stock Savings Plan or the
            Salary and Incentive Award Deferral Plan, defer all or part of awards made under this Plan in accordance with and subject to the terms of such plans.

Article 11. Employee Matters.

   11.1     Employment Not Guaranteed.  Nothing in the Plan shall interfere with or limit in any way the right of the Company or any
            Subsidiary to terminate any Participant's Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or one of its Subsidiaries.

   11.2     Participation.  No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 12  Change in Control.

            Upon the occurrence of a Change in Control:

                (a)   Any and all Options granted hereunder immediately shall
                      become vested and exercisable;

                (b)   Any Restriction Periods and all restrictions imposed on
                      Restricted Shares shall lapse and they shall
                      immediately become fully vested;

                (c)   The 100% Performance Goal for all Performance Units and
                      Performance Shares relating to incomplete Performance
                      Periods shall be deemed to have been fully achieved and
                      shall be converted and distributed in accordance with
                      all other terms of the Award and this Plan; provided,
                      however, notwithstanding anything to the contrary in
                      this Plan, no outstanding Performance Unit or
                      Performance Share may be reduced.

Article 13. Amendment, Modification, and Termination.

   13.1     Amendment, Modification, and Termination.  The Board may at any
            time suspend or terminate the Plan in whole or in part; the
            Disinterested Committee may at any time and from time to time, alter or amend the Plan in whole or in part.

   13.2     Awards Previously Granted.  No termination, amendment, or
            modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 14  Withholding.

   14.1     Tax Withholding.  The Company shall deduct or withhold an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan ("Withholding Taxes").

   14.2     Share Withholding.  Upon the exercise of Options, the lapse of restrictions on Restricted Stock, the distribution of Performance
            Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the
            Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

                Any fractional Share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant.

                Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a
            stockbroker pursuant to Section 6.7(b)(ii), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds.  For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the
            Stock.

                Prior to the end of any Performance Period a Participant may
            elect to have a greater amount of Stock withheld from the
            distribution of Performance Shares to pay withholding taxes;
            provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.  In addition, if required in order to exempt the transaction from the provisions of Section 16(b) of the Exchange Act, any such
            election by an Insider must be made during a Window Period and shall be subject to Committee approval.

Article 15  Successors.

                All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 16  Legal Construction.

   16.1     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

   16.2     Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or
            invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

   16.3     Requirements of Law.  The granting of Awards and the issuance of
            Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

   16.4     Securities Law Compliance.  With respect to Insiders,
            transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the
            Exchange Act.  To the extent any provision of the plan or action by the Committee fails to comply with a condition of Rule 16b-3 or its successors, it shall not apply to the Insiders or
            transactions thereby.

    16.5    Governing Law.  This Plan shall be governed by and construed in accordance with the substantive laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer constructive or interpretation of this Plan to provisions of the substantive law of any jurisdiction other than the State of Texas.  Any action seeking to enforce the rights of an employee, former employee or person who holds such rights through, from or on behalf of such employee or former employee under this Plan may be brought only in a Federal or state court located in Bexar County, Texas.